EXHIBIT 10.5
                           JOINDER AND FIRST AMENDMENT
                         TO LOAN AND SECURITY AGREEMENT

         This Joinder and First Amendment to Loan and Security Agreement ("First Amendment") entered into as of February 29, 1996, by and among FLEET CAPITAL CORPORATION, F/K/A SHAWMUT CAPITAL CORPORATION, SUCCESSOR TO BARCLAYS BUSINESS CREDIT, INC. ("Lender"), a Connecticut corporation with an office at 200 Glastonbury Road, Glastonbury, CT 06033 and MASTEC, INC. ("MASTEC"), A DELAWARE CORPORATION, EACH OTHER ENTITY COMPRISING THE TELECOMMUNICATION GROUP (AS DEFINED IN APPENDIX A TO THE LOAN AGREEMENT); AND SOUTHEASTERN PRINTING COMPANY, INC. ("SOUTHEASTERN PRINTING"), A FLORIDA CORPORATION; (collectively "Borrowers" and singly each is a "Borrower"), the SURETIES (as defined in Appendix A to the Loan Agreement); and UTILITY LINE MAINTENANCE, INC. ("ULM"), A GEORGIA CORPORATION; each with its chief executive office at 8600 N.W. 36th Street, Miami, Florida 33166.

                                   BACKGROUND

         A. Borrowers, Sureties and Lender are parties to a certain Loan and Security Agreement dated January 26, 1995 ("Loan
Agreement") pursuant to which Lender established certain financing arrangements for the benefit of Borrowers. The Loan
Agreement and all instruments, documents and agreements executed in connection therewith, or related thereto are referred to herein collectively as the "Loan Documents".

         B. CC-II, Inc. ("CC-II") and Lectro Products, Inc. ("Lectro") were also Borrowers under the Loan Agreement. Prior to the date hereof, MasTec sold all of its right, title and interest in and to CC-II and Lectro; and consequently, neither entity remains a party to the Loan Agreement.

         C. MasTec and the shareholders of ULM are parties to a certain Stock Purchase Agreement dated July 1, 1995 ("Stock Purchase Agreement") pursuant to which MasTec acquired all of the issued and outstanding common stock ("Stock") of ULM.

         D. In recognition of the benefits and privileges under the Loan Documents, ULM has requested that it be permitted to join into the Loan Documents as if an original signatory thereto and Borrowers, Sureties and Lender have so consented subject to the terms and conditions hereof.

         E. In addition, Borrowers have requested that Lender increase the Total Credit Facility and make certain other amendments to the Loan Agreement. Lender has agreed to do so, subject to the terms and conditions set forth below.

         NOW THEREFORE, with the foregoing background incorporated by reference, the parties hereto intending to be legally bound, hereby agree as follows:

         1.       JOINDER.

                  1.1 Upon the effectiveness of this First Amendment, ULM joins in, assumes, adopts and becomes a Borrower under the Credit Facility and all Loans. All references to Borrower or Borrowers contained in the Loan Documents are hereby deemed, for all purposes to refer to and include ULM as a Borrower and ULM


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hereby agrees to comply with all of the terms and conditions of the Loan
Documents as if it were an original signatory thereto.

                  1.2 Without limiting the generality of the provisions of subparagraph 1.2 above, ULM is thereby liable, on a joint and several basis, along with all other Borrowers and Sureties for all existing and future Loans and other liabilities and obligations incurred at any time by any one or more Borrowers under the Loan Documents, as amended hereby or as may be hereafter amended, modified, supplemented or replaced.

         2.       AMENDMENTS TO LOAN AND SECURITY AGREEMENT.

                  2.1 The introductory paragraph of Section 1 to the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                  Subject to the terms and conditions of, and in reliance upon the representations and warranties made in this Agreement and the other Loan Documents, Lender agrees to make a Total Credit Facility of up to $40,000,000 available upon Borrowers' request therefor, as follows:

                  2.2 Section 1.1.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                           1.1.1 LOANS. As a part of the Total Credit Facility,
                  Lender hereby establishes a subfacility pursuant to which Lender agrees, for so long as no Default or Event of Default exists and subject to the corresponding Borrowing Bases, to make Revolving Credit Loans to, and for the joint and several benefit of, Borrowers from time to time, as requested by Borrowers in the manner set forth in subsection 3.1.1 hereof. Revolving Credit Loans may be made by Lender to the Telecommunication Group up to a maximum principal amount equal to the Telecommunication Group Borrowing Base and Revolving Credit Loans may be made to Southeastern Printing up to a maximum principal amount equal to the Southeastern Printing Borrowing Base. In no event and at no time, however, shall the aggregate amount outstanding of all Revolving Credit Loans exceed the lesser of
                  (a) the aggregate amount of the Borrowing Bases or (b) an amount equal to (i) $40,000,000 minus (ii) the aggregate amount of all reserves (as provided in Section 1.1.2. below), plus the outstanding LC Amount, plus the aggregate amount outstanding under all Equipment Loans, plus the amount outstanding under the Term Loan and plus the amount outstanding under the Supplemental Term Loan. If (x) the unpaid balance of Revolving Credit Loans made to the Telecommunication Group exceeds the Telecommunication Borrowing Base, or (y) the unpaid balance of Revolving Credit Loans made to Southeastern Printing exceed the Southeastern Printing Borrowing Base, or (z) the unpaid balance of the Revolving Credit Loans exceed any other limitations set forth in this Agreement, then such excess Revolving Credit Loans shall nevertheless constitute Obligations that are due and payable on demand, secured by the Collateral and entitled to all the benefits thereof. Each Borrower is jointly and

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                  severally liable for all Obligations. All Revolving Credit
                  Loans shall be repayable in accordance with the terms hereof and the Revolving Credit Note.

                  2.3 Section 1.1.3 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                           1.1.3 LETTERS OF CREDIT. As a part of the Total
                  Credit Facility, Lender hereby establishes a subfacility pursuant to which Lender agrees, for so long as no Default or Event of Default exists and if requested by Borrowers, to issue its, or cause to be issued by one of Lender's Affiliates, Letters of Credit for the account of any Borrower, PROVIDED that the LC Amount at any time shall not exceed $6,000,000 and that reserves will be established against the applicable Borrowing Base availability in the amount equal to the LC Amount dependent upon the Borrower(s) account for which the Letter of Credit is issued. No Letter of Credit may have an expiration date that is after the last day of the Original Term or the then applicable Renewal Term. Any amounts paid by Lender in connection with any Letter of Credit shall be treated as Revolving Credit Loans, shall be secured by all of the Collateral and shall bear interest and be payable at the same rate and in the same manner as Revolving Credit Loans.

                  2.4 Section 1.2 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                  1.2 EQUIPMENT LOANS. As a part of the Total Credit Facility, Lender hereby establishes a subfacility pursuant to which Lender agrees, for so long as no Default or Event of Default exists, to make Loans ("Equipment Loans") to Borrowers from time to time from and after the Closing Date and until the last day of the Original Term to finance Borrowers' purchases of eligible Equipment for use in Borrowers' business. Each Equipment Loan may not exceed (i) 90% of the purchase price of new Equipment being acquired, and (ii) 85% of the purchase price of used Equipment being acquired. The purchase price relating to such Equipment shall be deemed to be the lower of the actual cost of the Equipment or the fair market value of the Equipment as determined by referenced to the "Green Guide" or similar industry publication, net of charges and fees, including, without limitation, freight, taxes and installation costs and all other "soft" costs. Each Equipment Loan shall be secured by all of the Collateral and shall be evidenced by a Master Equipment Note. In conjunction with each Equipment Loan, Borrowers shall deliver to Lender a copy of the invoice relating to the acquisition cost of such Equipment, documentation evidencing delivery and receipt of such Equipment and all documentation necessary to ensure that Lender has a valid, first priority, perfected security interest in such Equipment including UCC-1 financing statements and, if applicable, certificates of title or manufacturers certificate of origin along with all documentation (fully executed) necessary to have Lender's first lien and security interest noted on certificates of

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                  title relating titled Equipment. The principal amount of all
                  Equipment Loans made hereunder shall not exceed, in the aggregate, $12,500,000. Each Equipment Loan will be payable commencing January 1 of the year immediately following the year in which such Equipment Loan is made and shall be repaid in equal quarterly installments of principal on the first day of each January, April, July and October of each calendar year based on a four
                  (4) year amortization schedule with payment in full to be made at the earlier to occur of the (a) scheduled final repayment date based on a four year amortization, (b) last day of the Original Term or, if applicable, any Renewal Term, or (c) termination of the Credit Facility as provided for herein.

                  2.5 Section 1.3 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                  1.3      TERM FACILITY.

                           1.3.1 TERM LOAN. As a part of the Total Credit
                  Facility, Lender hereby establishes a subfacility pursuant to which Lender agrees to make a term loan ("Term Loan") available for the joint and several benefit of Borrowers in an aggregate principal amount outstanding at any time not to exceed $10,947,416.17 provided, however, that Borrowers shall draw down no less than $9,500,000 as of the Closing Date. The amount equal to the difference between $10,947.416.17 and the amount of such initial draw on the Closing Date may be drawn down during the first year of the Original Term and shall be used solely to finance 100% of the acquisition cost of new and used Equipment (net of freight, taxes, installation as to and other "soft costs"). Prior to such event, Borrowers shall deliver to Lender invoices relating to the acquisition of such Equipment, documentation evidencing the delivery and receipt of such Equipment and all documentation necessary to ensure that Lender has a valid, first priority, perfected security interest in such Equipment including UCC-1 financing statements and, if applicable, certificates of title or manufacturers' certificates of origin along with all documentation (fully executed) necessary to have Lender's first lien and security interest noted on the certificates of title relating to titled Equipment. Subject to the limitations set forth above, and so long as no Event of Default has occurred hereunder, the outstanding balance under the Term Loan may fluctuate from time to time, to be reduced by repayments made by Borrowers, to be increased by future advances which may be made by Lender. Each advance under the Term Loan shall be in an amount equal to at least $250,000 and shall be repayable quarterly based upon a ten year amortization, in equal quarterly installments of principal on the first day of each January, April, July and October, with the entire amount of such advance due upon the earlier to occur of the (a) scheduled final repayment date based on a ten year amortization, (b) last day of the Original Term or, if applicable, any Renewal Term, or (c) termination of the Credit Facility as provided for herein.

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                           1.3.2 SUPPLEMENTAL TERM LOAN. As a part of the Total
                  Credit Facility, Lender hereby establishes a subfacility pursuant to which Lender agrees to make a loan in the amount of $1,052,583.83 ("Supplemental Term Loan") as of the Closing Date. The principal amount of the Supplemental Term Loan shall be due and payable in 25 consecutive monthly installments commencing on March 1, 1995 and continuing on the first day of each month thereafter, comprised of 24 equal payments of $41,666.67 and a final (25th) installment due on March 1, 1997 equal to the aggregate outstanding principal amount of the Supplemental Term Loan, along with all accrued and unpaid interests, fees, costs and expenses.

                  2.6 The Loan Agreement is further amended by adding a new Section 1.6 as follows:

                           1.6 MAXIMUM AMOUNT OUTSTANDING. In no event shall the aggregate amount of all Loans outstanding exceed the amount of the Total Credit Facility.

                  2.7 Section 2.7 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                           2.7 UNUSED LINE FEE. Through May 15, 1996, Borrowers
                  shall pay to Lender a fee equal to one quarter of one percent (1/4%) per annum of the average monthly amount by which the Total Credit Facility exceeds the aggregate outstanding amount of all Loans and the LC Amount. Thereafter, Borrowers shall pay to Lender a fee equal to the corresponding percentage as set forth below, on a per annum basis, of the average monthly amount by which the Total Credit Facility exceeds the aggregate outstanding amount of all Loans and the LC Amount, based on Borrower's EBITDA calculated on a rolling four quarter basis as of the most recent four fiscal quarterly financial statements.

                  The unused line fee shall be payable monthly in arrears on the first day of each calendar month hereafter.

                           EBITDA                        PER ANNUM PERCENTAGE
                           ------                        --------------------
                           Less than $30,000,000                 3/8%

                           Equal to or greater
                             than $30,000,000                    1/4%

                  2.8 Section 4.2.3 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                           4.2.3 TERMINATION CHARGES. At the effective date of
                  termination of this Agreement for any reason, Borrowers shall pay to Lender (in addition to the then outstanding principal, accrued interest and other charges owing under the terms of this Agreement and any of the other Loan Documents) as liquidated damages for the loss of the bargain and not as a penalty, an amount equal to the product of (a) the prior 12

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                  months average aggregate outstanding principal balance of the
                  Loans plus the average outstanding face amount of issued and outstanding Letters of Credit TIMES (b) 1% if termination occurs during the 12-month period commencing July 1, 1996; and .5% if termination occurs during the 12 month period commencing July 1, 1997.

                  2.9 Section 8.2.3 of the Loan Agreement is hereby amended by deleting subsections (vi) and (vii) and replacing them with the following, as well as adding new subsections (viii) and (ix):

                  (vi)     Purchase Money Indebtedness;

                  (vii) Contingent liabilities arising out of endorsements of checks and other negotiable instruments for deposit or collection in the ordinary course of business;

                  (viii) Indebtedness of any Borrower or
                  Borrowers in an aggregate amount not to
                  exceed $10,000,000; and

                  (ix) Additional Subordinated Debt on terms and conditions reasonably satisfactory to Lender in its discretion, in an aggregate amount not to exceed $100,000,000.

                  2.10 USE OF PROCEEDS. Notwithstanding anything to the contrary contained in the Loan Agreement, prior to the occurrence of an Event of Default, Borrowers may utilize the proceeds from the sale of the stock of National Beverage Corporation, currently owned by MasTec, as well as any proceeds received by Borrowers from the sale of certain non-owner occupied real property as set forth on Schedule A hereto, as they may decide in their discretion.

                  2.11 REFERENCES TO CC-II AND LECTRO. All references to "CC-II", "Lectro", the "Lectro Borrowing Base", contained in the Loan Documents, including without limitation Appendix A to the Loan Agreement, are hereby deleted and CC-II and Lectro shall no longer be Borrowers under the Loan Documents.

         3.       AMENDMENTS TO APPENDIX A/GENERAL DEFINITIONS.

                  3.1       The definition of "Aggregate Adjusted
Availability" is hereby deleted in its entirety and replaced with the following:

                           AGGREGATE ADJUSTED AVAILABILITY - an amount equal to
                  the lesser of (a) the aggregate amounts of the Borrowing Bases or (b) $40,000,000, LESS the sum of (i) the aggregate amount of Loans and the LC Amount as of the date of calculation PLUS
                  (ii) all sums due and owing to trade creditors which remain outstanding beyond normal trade terms or special terms granted by trade creditors, PLUS (iii) any reserves against the Borrowing Bases, PLUS (iv) if applicable, closing payments and expenses.



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                  3.2  The definition of "EBIT" is hereby deleted and
substituted in its place is the following:

                           EBITDA - with respect to any fiscal period, the sum
                  of Borrowers' Consolidated net earnings (or loss) before interest expense, taxes, depreciation, amortization and nonrecurring and noncash gains and losses for said period as determined in accordance with GAAP.

                  3.3 The definition of Eligible Inventory is hereby amended by deleting the reference to "Lectro" and replacing it with Church & Tower Fiber Tel, Inc. and Designed Traffic
Installation, Inc.

                  3.4 The definition of "Revolving Credit LIBOR Rate" is hereby deleted in its entirety and replaced with the following:

                           REVOLVING CREDIT LIBOR RATE - Through May 15, 1996, a
                  per annum rate equal to the Adjusted LIBOR Rate plus 2.0% and thereafter, a per annum rate equal to the Adjusted LIBOR Rate plus the corresponding per annum percentage based on the Borrowers' applicable EBITDA calculated on a rolling four quarter basis as of the most recent four fiscal quarterly financial statements:

                                                             PER ANNUM
                           EBITDA                            PERCENTAGE
                           ------                            ----------
                  1.       Less than $30,000,000                2.25%
                  2.       Equal to or greater than
                             $30,000,000 but less
                             than $45,000,000                   2.0%
                  3.       Equal to or greater than
                             $45,000,000 but less
                             than $55,000,000                   1.75%
                  4.       Equal to or greater than
                             $55,000,000                        1.5%

                  3.5 The definition of "Southeastern Printing Borrowing Base" is hereby amended by deleting subsection (ii)(b) and replacing it with the following:

                           (b) the lesser of (i) $2,500,000 or (ii) 50% of
                  calculated the value of the net amount of Southeastern Printing's Eligible Inventory as of such date calculated at the lower of cost or market value on a first in, first out basis;

                  3.6 The definition of "Telecommunication Group" is hereby amended by adding Utility Line Maintenance, Inc. as a member of the Telecommunication Group.

                  3.7 The definition of "Telecommunication Group Borrowing Base" is hereby amended by deleting subsections (ii)(a) and (ii)(b) in their entirety and replacing them with the following:


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                           (ii) An amount equal to: (a) 85% of the net amount of
                           the Telecommunication Group's Eligible Accounts outstanding at such date (provided however, that the advance rate shall be reduced to 80% if the Borrowers' Dilution Rate with respect to their Eligible Accounts exceeds 7% and provided further that such advance rate may be further reduced in Lender's sole discretion if the Dilution Rate exceeds 12%);

                                      PLUS


                                    (b) the lesser of (i) $2,500,000 or (ii) 50%
                           of the aggregate calculated value of the net amount of Church & Tower Fiber Tel, Inc.'s and Designed Traffic Installation, Inc.'s Eligible Inventory as of such date calculated at the lower of cost or market value on a first in, first out basis;

                                      MINUS

                                    (c) the aggregate LC amount relating to
                           Letters of Credit issued for members of the Telecommunication Group.

                  3.8 The definition of "Term LIBOR Rate" is hereby deleted in its entirety and replaced with the following:

                           TERM LIBOR RATE - Through May 15, 1996, a per annum
                  rate equal to the Adjusted LIBOR Rate plus 2.25%, and thereafter a per annum rate equal to the Adjusted LIBOR Rate plus the corresponding per annum percentage based on the Borrowers' applicable EBITDA calculated on a rolling four quarter basis as of the most recent four fiscal quarterly financial statements:

                                                              PER ANNUM
                           EBITDA                             PERCENTAGE
                           ------                             ----------
                  1.       Less than $30,000,000                 2.5%
                  2.       Equal to or greater than
                             $30,000,000 but less
                             than $45,000,000                    2.25%
                  3.       Equal to or greater than
                             $45,000,000 but less
                             than $55,000,000                    2.0%
                  4.       Equal to or greater than
                             $55,000,000                         1.75%

                  3.9 The definition of "Total Credit Facility" is hereby deleted in its entirety and replaced with the following:

                       TOTAL CREDIT FACILITY - $40,000,000



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                4. COLLATERAL. As security for the payment of the
Obligations, and satisfaction by Borrowers (including without limitation ULM) of all covenants and undertakings contained in the Loan Agreement and the Loan Documents, ULM hereby assigns and grants to Lender a continuing first Lien on (except with respect to ULM's Property expressly covered by the Liens set forth on Exhibit A hereto) and security interest in, upon and to all of the following, whether now owned or hereafter acquired, created or arising and wherever located ("Collateral"):

                           a.       Accounts;

                           b.       Inventory;

                           c.       Equipment;

                           d.       General Intangibles;

                           e.       Fixtures;

                           f.       Deposit Accounts;

                           g.       All monies and other Property of any kind
now or at any time or times hereafter in the possession or under the control of Lender or a bailee or Affiliate of Lender;

                           h.       All books and records (including, without
limitation, customer lists, credit files, computer programs, print-outs, and other computer materials and records) of ULM pertaining to any of (a) through
(g) above; and

                           i.       All accessions to, substitutions for and all
replacements, products and cash and non-cash proceeds of all of the foregoing above, including, without limitation, proceeds of and unearned premiums with respect to insurance policies insuring any of the Collateral.

         5. EFFECTIVENESS CONDITIONS. This First Amendment shall be effective and ULM shall be deemed a Borrower under the Loan
Agreement and the Loan Documents upon completion of the following conditions precedent (all documents to be form and satisfactory to Lender and Lender's counsel):

                  a. Execution of this First Amendment to Loan and Security Agreement.

                  b. Execution and delivery of the Allonge to Master Equipment Note.

                  c. Execution and delivery of the Amended and Restated Revolving Credit Note which shall amend and restate, but not extinguish the

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

indebtedness evidenced by, that certain Revolving Credit Note from Borrowers dated January 26, 1995.

                  d.       Execution and delivery of the Allonge to Term
Note.

                  e. Execution and delivery of the Allonge to Promissory Note.

                  f. UCC-1 financing statements to be executed by ULM and filed in all jurisdictions which Lender may deem appropriate.

                  g. Certified copies of (i) the resolutions of each Borrower, including without limitation, ULM, board of directors authorizing the execution of this First Amendment, the Notes and the Allonges to be issued hereunder, and each document required to be delivered by any section hereof, and (ii) ULM's articles of incorporation and by-laws.

                  h. Incumbency Certificate for each Borrower, including without limitation ULM, identifying all Authorized
Officers with specimen signatures.

                  i. A written opinion of Borrowers' counsel addressed to Lender.

                  j. Evidence satisfactory to Lender in its reasonable discretion that the acquisition of the Stock of ULM has been completed strictly in accordance with terms of the Stock Purchase Agreement, a true and correct copy of which is attached hereto as Exhibit "B" and the delivery to Lender of a fully executed Stock Purchase Agreement and all related agreements.

                  k. All Vehicle Titles (if applicable) owned by ULM and pledged to Lender pursuant to the terms hereof along with all completed documentation necessary to have Lender's first lien noted thereon.

         6. CONFIRMATION OF INDEBTEDNESS. Borrowers hereby acknowledge and confirm that as of the close of business on February 20, 1996, they are each, jointly and severally, indebted to Lender, without defense, setoff, claim or counterclaim under the Loan Documents, in the aggregate principal amount of $35,853,762.46, as well as reimbursement for draws which may hereafter be made on Letters of Credit issued for the benefit of Borrowers, or any of them, in the aggregate face amount of $3,801,319.92, plus all fees, costs and expenses (including attorney's fees) incurred to date in connection with the Loan Documents.

         7. COLLATERAL. Borrowers and Sureties each hereby confirm and agree that all security interests and Liens granted to Lender continue in full force and effect and shall continue to secure the Obligations. All Collateral remains free and clear of any Liens other than Permitted Liens or Liens in favor of Lender. Nothing herein contained is intended to in any impair or limit the validity, priority and extent of Lender's existing security interest in and Liens upon the Collateral.





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         8.       REAFFIRMATION OF SURETIES.

                  Each Surety, party to that certain Surety Agreement each dated January 26, 1995 in favor of Lender, by execution hereof in its capacity as surety, hereby consents to the provisions of this First Amendment, including without limitation the joinder of ULM and the increase in the Total Credit Facility and acknowledges that the Surety Agreement remains in full force and effect and that it remains liable for all of Borrowers' Obligations to Lender under the Loan Documents, as amended hereby.

         9.       REPRESENTATIONS AND WARRANTIES.

                  9.1 Borrowers, including without limitation ULM, represent and warrant that as of the date hereof no Event of Default or Unmatured Event of Default has occurred or is existing under the Loan Documents.

                  9.2 The execution and delivery by each Borrower, including without limitation ULM, and by each Surety, of this First Amendment and performance by it of the transactions herein contemplated (i) are and will be within its powers, (ii) have been authorized by all necessary corporate action, and (iii) are not and will not be in contravention of any order of any court or other agency of government, of law or any other indenture, agreement or undertaking to which such Borrower or Surety is a party or by which the property of such Borrower or Surety is bound, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or undertaking or result in the imposition of any lien, charge or encumbrance of any nature on any of the properties of such Borrower or Surety.

                  9.3       This First Amendment, the Notes referenced in
Section 6 hereof, and each other agreement, instrument or document executed and/or delivered in connection herewith, shall be valid, binding and enforceable in accordance with its respective terms.

         10.      GOVERNING LAW.

                  This First Amendment shall be governed by, construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania.

         11.      RATIFICATION OF LOAN DOCUMENTS.
                  Except as expressly provided herein, all terms and conditions of the Loan Documents remain in full force and effect, unless such terms or conditions are no longer applicable by their terms. To the extent the provisions of this First Amendment are expressly inconsistent with the provisions of the Loan Documents, the provisions of this First Amendment shall control.

         12.      COUNTERPARTS.

                  This First Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same respective agreement.




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         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed and delivered as of the day and year first above written.

                          BORROWERS:

                          MASTEC, INC.
                          BURNUP & SIMS OF CALIFORNIA, INC.
                          BURNUP & SIMS OF THE CAROLINAS, INC.
                          BURNUP & SIMS COMMUNICATIONS SERVICES, INC.
                          BURNUP & SIMS COMTEC, INC.
                          BURNUP & SIMS NETWORK DESIGNS, INC.
                          BURNUP & SIMS TSI, INC.
                          BURNUP & SIMS TELECOM OF FLORIDA, INC.
                          BURNUP & SIMS OF TEXAS, INC.
                          CHURCH & TOWER, INC.
                          CHURCH & TOWER FIBER TEL, INC.
                          CHURCH & TOWER OF FLORIDA, INC.
                          CHURCH & TOWER OF TN, INC.
                          DESIGNED TRAFFIC INSTALLATION, INC.
                          SOUTHEASTERN PRINTING COMPANY, INC.

WITNESS/ATTEST:                     By: /s/ Carlos A. Valdes
______________________
                                    Title: On Behalf of, and as Vice
                                           President of each of the
                                           Foregoing Borrowers


                                    UTILITY LINE MAINTENANCE, INC.

WITNESS/ATTEST:                     By: /s/ Carlos A. Valdes

_______________________           Title: Vice President

                                    SURETIES:

                                    MASTEC INTERNATIONAL, INC.
                                    MASTEC WIRELESS, INC.
                                    BURNUP & SIMS ENTERPRISES, INC.
                                    BURNUP: SIMS OF MISSISSIPPI, INC.
                                    BURNUP & SIMS COMMUNICATIONS SERVICES OF
                                       FLORIDA, INC.
                                    CAL TECHNICAL SERVICES, INC.
                                    CAPSCAN CABLE COMPANY, INC.
                                    GDSI, INC.
                                    CONSTRUCTION EQUIPMENT SYSTEMS CORPORATION
                                    LATLINK CORP., f/k/a MASTEC EQUIPMENT
                                       COMPANY, INC.
                                    TELINK, INC.

WITNESS/ATTEST:                     By: /s/ Carlos A. Valdes

_______________________             Title:  On Behalf of, and as Vice
                                            President of Each of the
                                            Foregoing Sureties

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                                                                  Page 12 of 13
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                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]



                                    LENDER:

                                    FLEET CAPITAL CORPORATION, f/k/a
                                    SHAWMUT CAPITAL CORPORATION, SUCCESSOR
                                    TO BARCLAYS BUSINESS CREDIT, INC.

                                    By: /s/ Howard Handman

                                    Title:  ________________________












































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